UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant

Filed By a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☒	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AEROFLEX INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Explanatory Note: Aeroflex Incorporated (the "Company") hereby files this proxy card to replace in its entirety the proxy card previously filed with the Company's Definitive Proxy Statement on Schedule 14A dated April 26, 2007.

ADMISSION TICKET Special Meeting of Stockholders Aeroflex Incorporated ADMIT ONE	ADMISSION TICKET Special Meeting of Stockholders Aeroflex Incorporated ADMIT ONE

You should present this admission ticket in order to gain admittance to the May 30, 2007 Special Meeting.

This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. If shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a statement, proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

AEROFLEX INCORPORATED

PROXY CARD FOR SPECIAL MEETING

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, whose signature appears on the reverse, hereby appoints Harvey R. Blau and John Adamovich, Jr. and each of them, proxies with full power of substitution for and in the name of the undersigned to vote all shares of common stock of Aeroflex Incorporated which the undersigned would be entitled to vote if personally present at the special meeting of stockholders to be held on May 30, 2007 and at any and all adjournments or postponements thereof, on all matters that may properly come before the meeting.

This proxy is revocable and will be voted as directed. If signed and no direction is given for any item, it will be voted in favor of items 1 and 2. The shares represented by this proxy will be voted in the discretion of said proxies with respect to such other business as may properly come before the meeting and any adjournments or postponements thereof. To vote by telephone or internet, please see below. To vote by mail, please mark, sign and date this card on the reverse side, and mail promptly in the enclosed postage-paid envelope. If you have any comments or a change of address, mark the appropriate box on the reverse side.

(Continued and to be signed on the reverse side)

COMMENTS:

SPECIAL MEETING OF STOCKHOLDERS OF

AEROFLEX INCORPORATED

May 30, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

↓	Please detach along perforated line and mail in the envelope provided.	↓

00030030000000000000 1	053007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
FOR	AGAINST	ABSTAIN
1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 2, 2007, by and among AF Holdings, Inc., AF Merger Sub, Inc. and Aeroflex Incorporated, as it may be amended from time to time.	☐	☐	☐

2.	Proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve proposal number 1.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

AEROFLEX INCORPORATED

May 30, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
COMPANY NUMBER
- OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -
IN PERSON - You may vote your shares in person by attending the Special Meeting.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time on May 29, 2007. Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

↓	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	↓

00030030000000000000 1	053007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
	1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 2, 2007, by and among AF Holdings, Inc., AF Merger Sub, Inc. and Aeroflex Incorporated, as it may be amended from time to time.	☐	☐	☐

	2.	Proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve proposal number 1.	☐	☐	☐

	3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.